EXHIBIT 10(a)

TWELFTH AMENDMENT TO THE AARP HEALTH INSURANCE

AGREEMENT:

PHIP EXTENSION

This Twelfth Amendment to the AARP Health Insurance Agreement (“Twelfth Amendment” or “Amendment”), effective as of June 30, 2005 (the “Effective Date”), is made by and between AARP Services, Inc., a Delaware corporation (“ASI”) and United HealthCare Insurance Company, a Connecticut corporation (“United”). The parties hereto shall collectively be referred to as the “Parties”.

RECITALS

WHEREAS, AARP, the Trustees of the AARP Insurance Plan (“Trustees”), and United are parties to a certain AARP Health Insurance Agreement dated as of February 26, 1997 (the “Original Agreement”).

WHEREAS, by subsequent amendment and assignment on December 28, 1999, AARP, AARP Trust and United agreed to the assignment to and assumption by ASI of certain rights and obligations (the “Third Amendment”).

WHEREAS, various other amendments have been made to the Original Agreement (collectively, the “Agreement”).

WHEREAS, pursuant to the Ninth Amendment to the Agreement, the Parties have successfully piloted a program offering comprehensive insurance products for AARP members age 50 to 64 (“50-64 Plan”).

WHEREAS, the Pilot Period, as defined in the Ninth Amendment, expires on June 30, 2005; and

WHEREAS, the parties wish to extend the Pilot Period through December 31, 2005.

NOW, THEREFORE, the Parties agree as follows:

A.	Article 2 of the Agreement is amended by amending section 2.134 to read as follows:

“2.134. Pilot Period means January 1, 2004 until December 31, 2005. The Pilot Period may be changed upon mutual written agreement. Any 50-64 Plan sales effective as of the end of 2003 and their experience will be included as part of the Pilot Period.”

B.	No later than the end of the Pilot Period, the parties shall complete negotiations in good faith and reach agreement on new terms or a new agreement governing the 50-64 Plan, if the parties decide to offer the 50-64 Plan beyond the Pilot Period.

C.	Except as amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect. This amendment may be executed in two counterparts, each of which need not contain the signature of more than one party. Both counterparts taken together shall constitute one and the same amendment.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date and year first above written.

AARP Services, Inc.		United HealthCare Insurance Company

By:	/s/ Nancy Jones for Dawn Sweeney	By:	/s/ Jim Pogue

Title:	Chief Administrative Officer	Title:	President, Ovations Insurance Solutions

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